UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 19, 2017

JRjr33, INC.
(Exact name of registrant as specified in its charter)

Florida	Commission	98-0534701
(State or other jurisdiction	File No.: 001-36755	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(469) 913-4115
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.     Changes in Registrant’s Certifying Accountant.

On July 21, 2017, JRjr33, Inc. (the “Company”) appointed Whitley Penn, LLP (“Whitley”) as its independent registered public accounting firm responsible for auditing its financial statements, and replaced Mayer Hoffman McCann P.C. (“MHM”) who was dismissed as the Company’s independent registered public accounting firm responsible for auditing its financial statements.

MHM never issued a report on the Company’s financial statements; therefore, MHM did not issue any report on the Company’s financial statements containing an adverse opinion or disclaimer of opinion, and no such report was qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss MHM and appoint Whitley was recommended by the audit committee of the Company’s board of directors and was unanimously approved by the Company’s the board of directors.

During the year ended December 31, 2016 and in the subsequent interim period through July 19, 2017 (the date of dismissal of MHM), there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years, except as discussed in the following paragraph.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 17, 2017 ActiTech L.P, a production company controlled by Michael Bishop, a member of the Company’s Board of Directors, has requested payment from Agel Enterprises (“Agel”), a subsidiary of the Company, in accordance with the terms of a letter agreement which the Company believes is invalid and violates applicable usury statutes. MHM, the Audit Committee and members of management had several discussions regarding the treatment of the fees in the financial statements. Although management of the Company disagreed with MHM’s position that the Company should book the disputed fee as a liability, management ultimately agreed to book the disputed fee as a liability. The Company has authorized MHM to respond fully to the inquiries of Whitley concerning the matter discussed in this paragraph.

During the Company’s most recent year ended December 31, 2016 and in the subsequent interim period through July 19, 2017, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K, except the Company’s internal control over financial reporting was not effective due to material weaknesses in internal controls over financial reporting as described in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. Management has identified material weaknesses in the internal control over financial reporting relating to the following:

•	Overall Control Environment

The Company has not maintained an effective control environment to provide reasonable assurance regarding achievement of relating to operations, reporting and compliance. The Company has not complied with the requirement of the 2013 COSO Framework.

•	Sufficient Accounting Personnel

The Company has not maintained sufficient accounting personnel with the appropriate level of knowledge, experience and training commensurate with maintaining an effective control environment to meet the financial reporting requirements of a publicly traded company with international operations. The result of the lack of sufficient accounting personnel has led to the following issues related to internal control over financial reporting:

○	Management estimates were not performed with the structure and rigor necessary to result in quality estimates that are needed for fairly presented financial information.

○	Management missed a required Form 8-K/A filing requirement related to the acquisition of Kleeneze. Subsequently, the filing was made eight months later.

○	Management has made significant adjustments for material errors resulting from the review of the quarterly financial statements.

○	Management has made significant adjustments for material errors resulting from the audit of the annual financial statements.

○	Management has made significant disclosure remediation and adjustments to the financial statements resulting from the quarterly review and annual audits.

○
The Company has incurred substantial delays in completing its audit and filing with the Securities and Exchange Commission (the “SEC”) of its 2015 Form 10-K, its March Form 10-Q, its June Form 10-Q, and this Form 10-Q.

○	The Company has incurred breaches to covenants in its debt agreements due to the delays in missing its filing requirements.

•	Consolidation Process

The Company does not have effective controls to ensure the consolidation of all its subsidiaries is performed correctly. The consolidation is performed and reviewed by one employee. There are no controls to ensure all financial data of the subsidiaries are being compiled correctly, no review to ensure the employee is consolidating correctly and no controls to ensure all accounts are being appropriately converted and consolidated in the financial statements.

•	Account Reconciliation

The Company did not maintain effective controls over the reconciliation of many of its accounts and the timely preparation and review of the financial statements or information. This has resulted in a significant amount of reconciliations being performed as part of the audit process. These reconciliations have resulted in significant audit adjustments. Additionally, there is no formal review and approval of reconciliations performed by the accounting personnel.

•	Deferred Revenue and Revenue

The Company did not maintain control over its recording of deferred revenue and revenue in its sales process. This has resulted in significant adjustments to the financial statements.

•	Inventory Management

Certain companies within the Company accept its inventory upon the shipment of products (FOB Shipping Point). However, the Company does not account for the receipt of inventory until it has been received. Accordingly, the Company does not maintain appropriate controls around its inventory management system.

•	Journal Entry Support

The Company did not maintain effective controls over the approval, recording and retention of journal entries and their supporting detail. The Company did not maintain effective monitoring controls to ensure that journal entries were being properly prepared with sufficient supporting documentation or were reviewed and approved to ensure accuracy and completeness of the journal entries.

•	Complex Accounting Issues

The Company did not design an effective control environment to address complex accounting issues. The lack of qualified accounting personnel led to deficiencies in identifying complex accounting issues and resulting in material adjustments to the financial statement in both the quarterly and year-end filings.

•	Segregation of Duties

The Company has not maintained appropriate segregation of duties throughout the internal control over financial reporting process. The Company has numerous instances where review and approval is performed by the same employee negating any monitoring or approval controls.

•	IT System Conversion Controls

The Company did not develop a process to appropriately control the ERP system conversion at one of its subsidiaries.

•	IT Control Environment

The Company does not maintain the appropriate level of controls over the ability to access its ERP systems. The lack of control could result in the in inappropriate approval of journal entries, inappropriate approval of expenditures, and inappropriate access to the general ledger.

During the Company’s two most recent years and in the subsequent interim period through July 19, 2017, the Company did not consult with Whitley regarding application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided MHM with a copy of this current Report on Form 8-K prior to its filing with the SEC, and requested MHM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects which it does not agree.  A copy of MHM’s letter dated July 25, 2017 is attached as Exhibit 16.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is being filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JRjr33, Inc.

Date: July 25, 2017	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated July 25, 2017